EXHIBIT 99.1

Performance Sports Group Provides Preliminary Fiscal Fourth Quarter and Full Year 2015 Results

- Currency Neutral Q4 2015 Revenues Expected to Exceed a Record $156 Million and Adjusted EPS of Approximately $0.30 -
- Reported Q4 2015 Revenues Expected to Exceed a Record $147 Million with Adjusted EPS of Approximately $0.17 -
- Management to Discuss Preliminary Results and Fiscal 2016 Outlook Tomorrow, July 8, at 8:30 am E.T. -

EXETER, NH – July 7, 2015 – Performance Sports Group Ltd. (NYSE: PSG) (TSX: PSG) (“Performance Sports Group” or the “Company”), a leading developer and manufacturer of high performance sports equipment and apparel, provided preliminary results for its fiscal fourth quarter and full year ended May 31, 2015. All figures below are in U.S. dollars and assume no change in currency rates from the prior year unless specifically noted.

For the fourth quarter of 2015, the Company expects currency neutral revenues of more than $156.0 million, or an approximate 38% increase from $112.9 million in the same year-ago quarter. Including the impact of changes in foreign currency rates, the Company expects to report record revenues of more than $147.0 million, up approximately 30%.

For fiscal 2015, the Company expects currency neutral revenues of more than $675.0 million, or an approximate 51% increase from $446.2 million in fiscal 2014. Including the impact of changes in foreign currency rates, the Company expects to report record revenues of more than $654.0 million, up approximately 47%.

The growth in reported revenues for both the fourth quarter and full year were driven by solid sales growth in ice hockey and lacrosse equipment, and the addition of EASTON baseball/softball, partially offset by the unfavorable impact from foreign exchange.

Currency neutral Adjusted Net Income (a non-IFRS measure) in the fourth quarter of 2015 is expected to be approximately $14.0 million or $0.30 per diluted share, compared to $10.8 million or $0.29 per diluted share in the year-ago quarter. Excluding the $0.09 per diluted share gain from the BRG Sports intellectual property litigation settlement in the fourth quarter of fiscal 2014, currency neutral Adjusted Net Income is expected to increase approximately 85% while currency neutral Adjusted EPS is expected to increase approximately 50%, demonstrating the continued power of the PSG brands and strong performance of the Company’s operations teams. The Company expects foreign exchange to unfavorably impact currency neutral Adjusted Net Income by approximately $0.13 per diluted share in the fourth quarter of 2015, resulting in reported Adjusted Net Income of approximately $8.0 million or $0.17 per diluted share.

For fiscal 2015, the Company expects currency neutral Adjusted Net Income to increase by approximately 65% to $61.5 million or $1.33 per diluted share, compared to $37.3 million or $1.00 per diluted share in fiscal 2014. Excluding the litigation settlement referred to above, currency neutral

Adjusted Net Income is expected to increase approximately 80% while currency neutral adjusted EPS is expected to increase approximately 45%. The Company expects foreign exchange to unfavorably impact full year currency neutral Adjusted Net Income by approximately $0.30 per diluted share, resulting in reported Adjusted Net Income of approximately $48.0 million or a record $1.03 per diluted share.

Management Commentary

“Our record revenues in both the quarter and year reflect strong demand for our innovative and diversified collection of performance sports brands, as well as the powerful platform which supports these brands,” said Kevin Davis, CEO of Performance Sports Group. “We continue to outpace the growth of all our key markets, grow market share, improve our operational efficiency, and leverage our platform to drive profitability faster than revenue growth on a currency neutral basis. These have been, and will continue to be, the driving forces of value creation for our shareholders. We have emphasized these key drivers since we went public in 2011, and we expect to reinforce them as changes in foreign currencies impact our reported results.”

“Our growth plan remains intact for fiscal year 2016 and beyond,” continued Davis, “and our initiatives for improving cash flow and earnings growth are beginning to demonstrate the results we expected. The one major driver of change in our reported results is the significant increase in the value of the U.S. dollar. As such, we want to emphasize the strong continued performance of our business and continue to be transparent with respect to the impact of foreign currency as we move further into fiscal 2016.

“As we have previously disclosed, changes in foreign currency rates can have a significant impact on our results, particularly for hockey, which represents nearly all of our revenues generated outside of the U.S. In the third quarter, we started to experience the sharp appreciation in the U.S. dollar, the impact of which we disclosed with our third quarter results. We also noted that since the fourth quarter typically produces more than twice the hockey-related revenues than the third quarter, the impact from year-over-year changes in foreign exchange rates was expected to at least double in the fourth quarter. We continue to anticipate the impact of foreign currency rates to be more pronounced in the first quarter of fiscal 2016 where hockey typically represents more than 35% of our total revenues, as compared to approximately 20% in the fourth quarter.

“Despite the impact that changing foreign currency rates have on our reported numbers, we are proud that every brand in our portfolio continues to gain category market share while leveraging the PSG platform to support continued profitable growth in fiscal year 2016 and beyond.”

Presentation of Financial Information

All figures reported above with respect to the fiscal fourth quarter and full year ending May 31, 2015 are preliminary, have not been reviewed by the Company’s auditors, and are subject to change as the Company’s financial results are finalized. Further, while such preliminary results are presented in accordance with International Financial Reporting Standards (IFRS), the Company’s finalized results will be reported in accordance with United States Generally Accepted Accounting Principles (U.S. GAAP) as a result of the Company’s transition to U.S. domestic issuer status.

The preliminary results provided in this press release therefore constitute forward-looking statements within the meaning of applicable securities laws, are based on a number of assumptions and are subject to a number of risks and uncertainties, including with respect to the conversion of such results from IFRS to U.S. GAAP. Please see the section below entitled “Caution Regarding Forward-Looking Statements.”

The Company will announce at a later date when it intends to issue a press release with respect to the finalized financial results for the fiscal fourth quarter and full year ending May 31, 2015. At such time, the Company will also file its annual report on Form 10-K which will include audited consolidated financial statements, as at and for the years ended May 31, 2015 and 2014, together with the notes thereto and management’s discussion and analysis of financial condition and results of operations of the Company for the three and twelve month periods ended May 31, 2015.

Conference Call

Performance Sports Group will hold a conference call tomorrow, July 8, 2015 at 8:30 a.m. Eastern time to discuss its preliminary fiscal fourth quarter and full year 2015 results.

The Company’s CEO Kevin Davis and President of PSG Brands and CFO Amir Rosenthal will host the conference call, followed by a question and answer period.

Date: Wednesday, July 8, 2015
Time: 8:30 a.m. Eastern time
Toll-free dial-in number: 1-888-428-9473
International dial-in number: 1-719-325-2428
Conference ID: 9151032

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at 1-949-574-3860.

The conference call will be broadcast live and available for replay at http://public.viavid.com/index.php?id=115067 and via the investors section of the Company’s website at www.PerformanceSportsGroup.com.

A replay of the conference call will be available after 8:00 p.m. Eastern time on the same day through July 22, 2015.

Toll-free replay number: 1-877-870-5176
International replay number: 1-858-384-5517
Replay ID: 9151032

About Performance Sports Group Ltd.

Performance Sports Group Ltd. (NYSE: PSG) (TSX: PSG) is a leading developer and manufacturer of ice hockey, roller hockey, lacrosse, baseball and softball sports equipment, as well as related apparel and soccer apparel. The Company is the global leader in hockey with the strongest and most recognized brand, and it holds the No. 1 North American position in baseball and softball. Its products are marketed under the BAUER, MISSION, MAVERIK, CASCADE, INARIA, COMBAT and EASTON brand names and are distributed by sales representatives and independent distributors throughout the world. The Company is focused on building its leadership position by growing market share in all product categories and pursuing strategic acquisitions. Performance Sports Group is a member of the S&P/TSX Composite Index. For more information on the Company, please visit www.PerformanceSportsGroup.com.

Non-IFRS Measures
Adjusted EPS and Adjusted Net Income/Loss are non-IFRS measures. These non-IFRS measures are not recognized measures under IFRS and do not have a standardized meaning prescribed by IFRS, and are therefore unlikely to be comparable to similar measures presented by other companies. When used, these measures are defined in such terms as to allow the reconciliation to the closest IFRS measure. These measures are provided as additional information to complement those IFRS measures by providing further understanding of the Company’s results of operations from management’s perspective. Accordingly, they should not be considered in isolation or as a substitute for analyses of the Company’s financial information reported under IFRS. The Company uses non- IFRS measures, such as Adjusted EPS and Adjusted Net Income/Loss, to provide investors with a supplemental measure of its operating performance and thus highlight trends in its core business that may not otherwise be apparent when relying solely on IFRS financial measures. The Company also believes that securities analysts, investors and other interested parties frequently use non- IFRS measures in the evaluation of issuers. The Company also uses non-IFRS measures in order to facilitate operating performance comparisons from period to period, prepare annual operating budgets, and to assess its ability to meet future debt service, capital expenditure, and working capital requirements.
Adjusted EPS is defined as Adjusted Net Income/Loss divided by the weighted average diluted shares outstanding. Adjusted Net Income/Loss is defined as net income adjusted for all unrealized gains/losses related to derivative instruments and unrealized gains/losses related to foreign exchange revaluation, non-cash or incremental charges associated with acquisitions, amortization of acquisition-related intangible assets for acquisitions since the Company’s initial public offering in Canada, costs related to share offerings, share-based compensation expense and other non-cash or one-time items.
All references to “currency neutral” results reflect the impact of translating the current period results at the monthly foreign exchange rates from the prior year period. This translation impact does not include the impact of foreign exchange on the Company’s direct material costs or gains/losses on derivatives.
Caution Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of applicable securities laws including with respect to the Company’s preliminary results for the fourth fiscal quarter and full year ended May 31, 2015, the expected continuation of strong currency headwinds and the significant impact of such currency headwinds on the Company’s reported results, particularly relating to the Company’s hockey business, and the ability of the Company to execute on its growth strategies and other initiatives and generate strong results despite the volatile currency headwinds. Forward-looking statements relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable. The words “may,” “will,” “would,” “should,” “could,” “expects,” “plans,” “intends,” “trends,” “indications,” “anticipates,” “believes,” “estimates,” “predicts,” “likely”, “preliminary” or “potential” or the negative or other variations of these words or other comparable words or phrases, are intended to identify forward-looking statements.

Forward-looking statements, by their nature, are based on assumptions, including those described herein, and are subject to important risks and uncertainties. In addition, as noted above, the preliminary, unaudited financial information provided in this press release is based on the Company’s current estimate of results from operations for the fourth quarter and fiscal year ending May 31, 2015 and remains subject to change based on the Company’s ongoing review of results, and the subsequent occurrence or identification of events prior to closing of the review process and any further adjustments made in connection with closing and review procedures. Many factors could cause the Company’s actual results to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the following factors: inability to maintain and enhance brands, inability to introduce new and innovative products or enter into new markets on the anticipated timeline, intense competition in the sporting equipment and apparel industries, inability to introduce technical innovation, inability to own, enforce, defend and protect intellectual property rights worldwide, inability to ensure third party suppliers will meet quality and regulatory standards, infringement of intellectual property rights of others, inability to successfully implement our strategic initiatives, including our profitability improvement initiative, inability to successfully open and operate BAUER retail experiences and to meet current profitability expectations, inability to successfully design products that satisfy the standards established by testing and athletic governing bodies, diminution of the goodwill associated with the EASTON and MAKO brands caused by licensed users or unauthorized users, inability to translate booking orders into realized sales, change in the mix or timing of orders placed by customers, seasonal fluctuations in the demand for our products resulting from adverse weather or other conditions, decrease in ice hockey, baseball and softball, roller hockey or lacrosse participation rates, adverse publicity related to or reduced popularity of the National Hockey League, Major League Baseball or other professional or amateur leagues in sports in which our products are used, reliance on third party suppliers and manufacturers, disruption of distribution chain or loss of significant customers or suppliers, imposition of new trade restrictions or existing trade restrictions becoming more burdensome, consolidation of our customer base (and the resulting possibility of lower gross margin due to negotiated lower prices), change in the sales mix towards larger customers, cost of raw materials, shipping costs and other cost pressures, risks associated with doing business abroad, inability to expand into international market segments, inability to accurately forecast demand for products, insufficient sell through of our products at retail, inventory shrinkage or excess inventory, product liability claims, product recalls and license decertifications, changes in compliance standards of testing and athletic governing bodies, risks associated with our third-party suppliers and manufacturers failing to manufacture products that comply with all applicable laws and regulations, inability to source merchandise profitably in the event new trade restrictions are imposed or existing trade restrictions become more burdensome, departure of senior executives or other key personnel, including senior management of Easton Baseball/Softball, litigation, including certain class action lawsuits, employment or union related disputes, disruption of information technology systems, potential environmental liabilities, restrictive covenants in the Credit Facilities, unanticipated levels of indebtedness, inability to generate sufficient cash to service all the Company’s indebtedness, inability to successfully integrate new acquisitions, such as Easton Baseball/Softball, inability to realize growth opportunities or cost synergies that are anticipated to result from new acquisitions, such as the Easton Baseball/Softball Acquisition, inability to grow revenues each year faster than the total market for each of our sports, ability to forecast revenue growth for each of our sports, undisclosed liabilities acquired pursuant to recent acquisitions, significant transaction and related costs in connection with the integration of Easton Baseball/Softball, inability to continue making strategic acquisitions, possibility that judgments may be enforced against us, inability to grow market share, volatility in the market price for Common Shares, possibility that we may be declared a passive foreign investment company for United States tax purposes, possibility that we may need additional capital in the future, assertion that the acquisition of the Bauer business at the time of the Canadian initial public offering was an inversion transaction, conversions and potential future sales of Common Shares, our current intention not to pay cash dividends, conflicts of interests among investors, fluctuations in the value of certain foreign currencies, including the Canadian dollar, Chinese renminbi, euro, Swedish krona, Taiwanese new dollar and Thai baht in relation to the U.S. dollar, inability to manage foreign exchange derivative instruments, the impact of the conversion to U.S. GAAP on our financial statements, general adverse economic and market conditions, changes in consumer preferences and the difficulty in anticipating or forecasting those changes, changes in government regulations, including tax laws and unanticipated tax liabilities, inability of counterparties and customers to meet their financial obligations, and natural disasters, as well as the factors identified in the “Risk Factors” section of the Company’s MD&A for the third quarter and the Company’s Annual Information Form dated August 27, 2014 which are available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

Furthermore, unless otherwise stated, the forward-looking statements contained in this press release are made as of the date of this press release, and we have no intention and undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Company Contact:

Amir Rosenthal
President, PSG Brands and Chief Financial Officer
Tel 1-603-610-5802
investors@performancesportsgroup.com

Investor Relations:

Liolios Group Inc.
Cody Slach
Tel 1-949-574-3860
PSG@liolios.com

Media Contact:

Steve Jones
Sr. Director, Corporate Communications
Performance Sports Group Ltd.
Tel 1-603-430-2111
media@performancesportsgroup.com